UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 7, 2005

Teleflex Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5353	23-1147939
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

155 South Limerick Road, Limerick, Pennsylvania		19468
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-948-5100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On March 7, 2005, Teleflex Incorporated (the "Company") entered in to an agreement (the "Agreement") with John J. Sickler relating to Mr. Sickler's continued employment as Vice Chairman of the Company. Under the Agreement, Mr. Sickler is entitled to receive an annual minimum base salary of $440,000. In addition, Mr. Sickler is eligible to participate in all compensation and benefit plans in which senior executives of the Company generally are eligible to participate. The Agreement may be terminated by either party upon thirty days prior notice. During the four year period immediately following termination of the Agreement, the Company has agreed to provide Mr. Sickler with health insurance under the Company’s plan at the Company’s expense. During such four-year period, Mr. Sickler has agreed not to engage in any business activities that would be directly or indirectly competitive with the Company's business.

The Agreement further provides that Mr. Sickler will serve as an independent consultant to the Company for a period of three years after termination of the Agreement. Mr. Sickler will be paid a monthly consulting fee at the rate of his base salary in effect as of immediately prior to termination of the Agreement. In addition, the Company will pay Mr. Sickler compensation for each day Mr. Sickler renders consulting services at a rate to be mutually agreed upon in writing by the Company and Mr. Sickler.

A copy of the Agreement is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On March 7, 2005, James W. Stratton informed the Company that he does not intend to stand for re-election as a member of the Company's Board of Directors at the Company's 2005 annual meeting of stockholders to be held on April 29, 2005 (the "Annual Meeting"). Mr. Stratton will continue to serve as a director and as a member of the Governance Committee of the Board until expiration of his current term at the Annual Meeting.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

10.1 Letter Agreement, dated as of March 7, 2005, by and between Teleflex Incorporated and John J. Sickler.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teleflex Incorporated

March 8, 2005	By:	Clark D. Handy

Name: Clark D. Handy
Title: Executive Vice President, Human Resources

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Exhibit Index

Exhibit No.	Description

10.1	Letter Agreement, dated as of March 7, 2005, by and between Teleflex Incorporated and John J. Sickler